Significant Accounting Policies - Schedule of Cash and Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounting Policies [Abstract]
Cash and cash equivalents	$ 50,417	$ 66,637		$ 120,057
Restricted cash, current	23,756	18,592		38,403
Restricted cash	2,251	2,114		3,128
Total cash and cash equivalents and restricted cash	$ 76,424	$ 87,343	$ 113,778	$ 161,588	$ 187,675	$ 190,698